Exhibit 99.1

Phase 2b Clinical Trial Results SYN - 004 (ribaxamase) May 4, 2017 www.syntheticbiologics.com

Forward - Looking Statements This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, on Synthetic Biologics’ current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon management’s current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our timeline for our ribaxamase and SYN - 004 clinical trials and reporting of data, the size of the market, benefits to be derived from use of ribaxamase and SYN - 004 , our anticipated patent portfolio, and our execution of our growth strategy . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, our product candidates demonstrating safety and effectiveness, as well as results that are consistent with prior results, our ability to initiate clinical trials and if initiated, our ability to complete them on time and achieve the desired results and benefits, our clinical trials continuing enrollment as expected, our ability to obtain regulatory approval for our commercialization of product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for the specific indications, acceptance of our product candidates in the marketplace and the successful development, marketing or sale of our products, developments by competitors that render our products obsolete or non - competitive, our ability to maintain our license agreements, the continued maintenance and growth of our patent estate, our ability to become or remain profitable, our ability to establish and maintain collaborations, our ability to obtain or maintain the capital or grants necessary to fund our research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Synthetic Biologics’ annual report on Form 10 - K for the year ended December 31 , 2016 , subsequent quarterly reports on Form 10 - Qs and any other filings we make with the SEC . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2

SYN - 004 (ribaxamase) Designed to prevent primary C. difficile Infection (CDI), pathogenic overgrowth and the emergence of antimicrobial resistance (AMR) in the gut microbiome

• Antibiotics disrupt the balance of commensal microbial species and enable the overgrowth of opportunistic pathogens. • Disruption of the natural balance of the microbiome (termed dysbiosis ) is multifactorial, but antibiotics have the most profound effect • Antibiotic - mediated alterations to the natural balance of the microbiome are reflected by a loss of microbial diversity • Reductions in microbial diversity are associated with disease • Antibiotic damage to the microbiome is not always completely reversed after the antibiotic is removed • The greater the antibiotic damage, the less likely the microbiome will recover to its natural healthy state after antibiotic treatment is completed Eradication, overgrowth, reduced diversity and impaired recovery Antibiotic Effects on the Gut Microbiome 4

Antibiotic is excreted into the GI tract after IV dosing Antibiotics Cause Intestinal Dysbiosis 5 Bile  Disrupted microbiome  Proliferation of pathogens such as C. difficile  Enables emergence of resistant species Systemic Antibiotic Treat Infection Stomach Duodenum Jejunum Ileum Cecum Colon Excess Antibiotic

Degrades antibiotic excreted into the GI tract SYN - 004 (ribaxamase) Prevents Intestinal Dysbiosis 6 No Drug Release         SYN - 004 Bile Systemic Antibiotic Treat Infection Stomach Duodenum Jejunum Ileum Cecum Colon Antibiotic Degraded x Healthy, diverse microbiome x Suppresses proliferation of pathogens such as C. difficile x Limits emergence of resistant species

SYN-004 (ribaxamase) Protection of the Microbiome

Measuring eradication, overgrowth, diversity and recovery



Treatment Period 1
2
Follow-up
Ceftriaxone (IV)[1]
SYN-004 or Placebo
Commensal
Pathogens
Commensal
Pathogens
Eradication & overgrowth
Lost microbial diversity
Recovery of healthy microbiome
Recovery of microbial diversity
T0
T1
T2
2
4
6
Screen
Day 1
5-14 days
72 h
6 Weeks

Microbiology Analyses

- Fecal samples were taken at T0, T1 and T2 and DNA extracted and analyzed by 16S ribosomal sequencing[2]
- Complete DNA sample sets (T0, T1 and T2) were available from 91 patients in the SYN-004 group and 96 patients in the Placebo group

[1]Ceftriaxone in-patient IV dosing regimen and length of dosing were determined by local standard-of-care
[2]16S sequencing conducted by DNA Genotek

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Synthetic Biologics

Data consistent with MoA of protecting gut microbiome from complications of antibiotic therapy SYN - 004 (ribaxamase): Phase 2b Topline Results 0 1 2 3 4 5 6 7 8 9 Local Lab Central Lab Patients Treated for CDI Placebo Ribaxamase P=0.045 P=0.027 P=0.007 *New colonization was defined as a negative screening sample followed by a positive sample at 72 hours or 4 weeks • No CDI patients reported previous CDI • P - values are 1 - sided based on the pre - specified Z - test • The study was powered at 80% with 1 - sided alpha=0.05 0 10 20 30 40 50 60 70 80 VRE @ 72 hr VRE @ 4 wk Placebo Ribaxamase P=0.0001 P=0.0002 New VRE Colonization at 72 hrs & 4 weeks Clostridium difficile Infection 71.4% relative risk reduction 3.4% 8

Prevented CRO - mediated loss of α - diversity and enhanced microbiome recovery SYN - 004 (ribaxamase) Protected Microbial Diversity 9 ¹Shannon Index and Chao1 represent α - diversity, a measure of the microbial community composition within a sample ²Size of each ball is relative to the standard error of the sample group 7.2 7.3 7.4 7.5 7.6 7.7 7.8 7.9 8 8.1 8.2 1400 1600 1800 2000 2200 2400 2600 Shannon Diversity Chao1 Diversity 7.2 7.3 7.4 7.5 7.6 7.7 7.8 7.9 8 8.1 8.2 1400 1600 1800 2000 2200 2400 2600 Shannon Diversity Chao1 Diversity Placebo Ribaxamase T0 T1 T1 CRO Treatment Recovery CRO Treatment T0 Recovery T2 T2 Compared to T0, patients receiving ribaxamase demonstrated significantly better maintenance and recovery of microbial diversity at T1 and T2 versus Placebo

Prevented CRO - mediated loss of β - diversity and enhanced microbiome recovery SYN - 004 (ribaxamase) Protected Microbial Diversity 10 Placebo Ribaxamase Principle coordinate analysis of the β - diversity (unweighted Unifrac ) of patient samples. β - diversity is the community composition of two different samples. Each dot represents one patient sample.

Prevented CRO - mediated loss of β - diversity and enhanced microbiome recovery SYN - 004 (ribaxamase) Protected Microbial Diversity 11 Placebo Ribaxamase T0 T0 Screening samples are similar with regards to β - diversity in both groups Data are principle coordinate analysis of the β - diversity (unweighted Unifrac ) of patient samples. β - diversity is the community composition of two different samples. Each dot represents one patient sample.

Prevented CRO - mediated loss of β - diversity and enhanced microbiome recovery SYN - 004 (ribaxamase) Protected Microbial Diversity 12 Placebo Ribaxamase T0 T0 T1 T1 Placebo samples display a significant loss of β - diversity as compared with ribaxamase at T1 Data are principle coordinate analysis of the β - diversity (unweighted Unifrac ) of patient samples. β - diversity is the community composition of two different samples. Each dot represents one patient sample.

SYN-004 (ribaxamase) Protected Microbial Diversity

Prevented CRO-mediated loss of β-diversity and enhanced microbiome recovery

Placebo **T0** **T1** **T2**


PCoA of Unweighted UniFrac distance
PC1 (10 %)
PC2 (4 %)
Groups
T0_screen
T1_72h
T2_4week

Ribaxamase **T0** **T1** **T2**


PCoA of Unweighted UniFrac distance
PC1 (10 %)
PC2 (4 %)
Groups
T0_screen
T1_72h
T2_4week

By T2 the ribaxamase samples have recovered to their starting diversity but the placebo samples still display a significant loss of diversity as compared with screening

Data are principle coordinate analysis of the β-diversity (unweighted Unifrac) of patient samples. β-diversity is the community composition of two different samples. Each dot represents one patient sample.

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Synthetic BIOLOGICS

Heat Map Comparison of Gut Microbes at T0 & T1 Ribaxamase protects the gut microbiome from antibiotic - induced changes Placebo Ribaxamase T0 T1 T0 T1 ¹Data are a representative subset of all patients in each treatment group ²Each square represents the proportion of a particular species of microflora in that patient’s sample 14 Abundance of gut microbes Little or no gut microbes

Heat Map Comparison of Gut Microbes at T0 & T1 Ribaxamase protects the gut microbiome from antibiotic - induced changes Placebo Ribaxamase T0 T1 Loss of Gut Microbes Overgrowth of Gut Microbes T0 T1 ¹Data are a representative subset of all patients in each treatment group ²Each square represents the proportion of a particular species of microflora in that patient’s sample 15 Abundance of gut microbes Little or no gut microbes

Heat Map Comparison of Gut Microbes at T0 & T1

Ribaxamase protects the gut microbiome from antibiotic-induced changes


Placebo
T0
Loss of Gut Microbes
T1
Overgrowth of Gut Microbes
Ribaxamase
T0
Prevents Loss of Gut Microbes
T1
Prevents Overgrowth of Gut Microbes
Abundance of gut microbes
Little or no gut microbes

[1]Data are a representative subset of all patients in each treatment group
[2]Each square represents the proportion of a particular species of microflora in that patient's sample

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Synthetic BIOLOGICS

• SYN - 004 achieved primary endpoint from Phase 2b, demonstrating a statistically significant relative risk reduction of 71.4% (p=0.045) in CDI rates versus placebo • Significant reduction in new colonization by vancomycin - resistant enterococci (VRE) for patients receiving ribaxamase versus placebo (p=0.0002) • SYN - 004 treatment significantly reduced ceftriaxone - mediated loss of microbial diversity • Difference in loss of both α - and β - diversity for SYN - 004 vs Placebo of p<0.001 at T1 and p<0.01 at T2 • SYN - 004 reduced ceftriaxone - mediated eradication of commensal species and reduced overgrowth of pathogenic species • Deep - sequencing analysis and measurement of antibiotic resistance genes is on - going • SYN - 004 treated patients had restoration of microbial diversity shortly after ceftriaxone was removed • Diversity was only partially recovered in the Placebo treatment group at 4 weeks SYN - 004 addresses multiple components of antibiotic - mediated dysbiosis SYN - 004 (ribaxamase) Phase 2b Conclusions 17

• Analysis of additional exploratory endpoints to evaluate ability of ribaxamase to prevent proliferation of AMR in gut microbiome • Contract awarded by CDC BAA for microbiome assessment and intervention to address antibiotic - mediated AMR • Expect to meet with CDC following completion of analysis from Phase 2b exploratory endpoints • Shared preliminary data with CDC in April • Plan to request an end of Phase 2 Meeting with FDA to determine regulatory pathway for Phase 3 development Advancement towards late - stage clinical development SYN - 004 (ribaxamase) Next Steps 18

Appendix

Prevented ceftriaxone - mediated loss of α - diversity and enhanced microbiome recovery SYN - 004 (ribaxamase) Protected Microbial Diversity 20 Alpha diversity is a measure of the community composition within an individual sample α - diversity • Observed OTUs • Chao1 Diversity • Shannon Diversity

Antibiotic - associated Diarrhea SYN - 004 (ribaxamase): Phase 2b Results 21 0 5 10 15 20 25 30 All Cause Diarrhea Non-CDI AAD As per stool log Treated for diarrhea Placebo Ribaxamase P=0.113 P=0.059 P=0.043 • P - values are 1 - sided based on the pre - specified Z - test

New C. difficile c olonization at 72 hrs & 4 weeks 22 SYN - 004 (ribaxamase): Phase 2b Results 0 2 4 6 8 10 12 14 16 18 20 72 hours 4 weeks Placebo Ribaxamase • New colonization is negative on screening and then positive on a subsequent sample • P - values are 1 - sided based on the pre - specified Z - test P=0.059 P=0.088

Phase 2b Clinical Trial Results SYN - 004 (ribaxamase) May 4, 2017 www.syntheticbiologics.com